TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated June 22, 2005 to

Statement of Additional Information (“SAI”) dated March 1, 2005, as previously supplemented

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TA IDEX Transamerica Conservative High-Yield Bond

The following information supplements and amends disclosure in the SAI relating to TA IDEX Transamerica Conservative High-Yield Bond (the “Fund”):

At a meeting held on June 14, 2005, the Board of Trustees of Transamerica IDEX Mutual Funds approved certain changes to the principal investment strategies of the Fund, as disclosed in the Fund’s Prospectus, as well as a change of the Fund’s name to “TA IDEX Transamerica High-Yield Bond,” effective August 1, 2005. Accordingly, effective August 1, 2005, all references to the Fund’s old name are hereby changed to “TA IDEX Transamerica High-Yield Bond.”

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All Funds

The following information supplements, amends and replaces the indicated disclosure in the SAI:

The first paragraph and the first table under the section entitled “Expense Reimbursement” on pages 26 and 27 of the SAI are replaced by the following information:

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund’s average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). Transamerica IDEX, on behalf of such fund, will at a later date reimburse TFAI for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund’s expense ratio does not exceed the expense cap. The agreement, as amended, continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety (90) days’ prior written notice to TFAI. The funds currently included in the expense limitation agreement are listed as follows:

TA IDEX American Century International	TA IDEX PIMCO Real Return TIPS
TA IDEX American Century Large Company Value	TA IDEX PIMCO Total Return
TA IDEX Asset Allocation – Conservative Portfolio	TA IDEX Salomon Investors Value
TA IDEX Asset Allocation – Growth Portfolio	TA IDEX T. Rowe Price Health Sciences
TA IDEX Asset Allocation – Moderate Growth Portfolio	TA IDEX Templeton Great Companies Global
TA IDEX Asset Allocation – Moderate Portfolio	TA IDEX Transamerica Balanced

TA IDEX Clarion Real Estate Securities	TA IDEX Transamerica Convertible Securities
TA IDEX Great Companies - AmericaSM	TA IDEX Transamerica Flexible Income
TA IDEX Great Companies - TechnologySM	TA IDEX Transamerica Money Market
TA IDEX Marsico Growth	TA IDEX Transamerica Small/Mid Cap Value

The following replaces the corresponding information relating to the sub-advisory fees of TA IDEX Asset Allocation – Conservative Portfolio, TA IDEX Asset Allocation – Growth Portfolio, TA IDEX Asset Allocation – Moderate Growth Portfolio, TA IDEX Asset Allocation – Moderate Portfolio and TA IDEX Janus Growth, including the footnote relating to TA IDEX Janus Growth and its discount fee calculations located on page 33, included under the section entitled “Sub-Advisers” on page 30 of the SAI:

Fund	Sub-Adviser	Sub-Advisory Fee
TA IDEX Asset Allocation – Conservative Portfolio	Morningstar	0.10% of the fund’s average daily net assets.
TA IDEX Asset Allocation – Growth Portfolio	Morningstar	0.10% of the fund’s average daily net assets.
TA IDEX Asset Allocation – Moderate Growth Portfolio	Morningstar	0.10% of the fund’s average daily net assets.
TA IDEX Asset Allocation – Moderate Portfolio	Morningstar	0.10% of the fund’s average daily net assets.
TA IDEX Janus Growth*	Janus

0.40% of the first $250 million of average daily net assets, 0.35% of next $500 million of average daily net assets, 0.30% of next $750 million of average daily net assets, 0.25% of next $1.5 billion of average daily net assets, and 0.225% of average daily net assets in excess of $3 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation arrangement.

*Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus Capital Management, LLC waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds.

Combined Asset Levels Percentage Fee Waiver

Assets between $1.5 billion and $3 billion 5% Fee Reduction

Assets between $3 billion and $5 billion 7.5% Fee Reduction

Assets above $5 billion 10% Fee Reduction

The calculation of the effective fee will be as follows:

Total Sub-Advisory Fee	= Effective Fee
Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5%+

Effective Fee x $3 billion x 7.5%

Effective Fee x Current Average Daily Balance - $5 billion x 10%

= Total Fee Discount to be applied to Original Sub-Advisory Fee

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The following sentence should be inserted after the second sentence of the third paragraph of the “Disclosure of Portfolio Holdings” section on page 23.

Additionally, the Asset Allocation funds post all portfolio holdings on their website within two weeks after the end of each month. The information will remain online up to four months, consistent with applicable regulations.

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Investors should retain this Supplement for future reference.